UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
January 2, 2024

MEDICAL PROPERTIES TRUST, INC.
MPT OPERATING PARTNERSHIP, L.P.
(Exact Name of Registrant as Specified in Charter)

Commission File Number
001-32559
Commission File Number
333-177186

Maryland	20-0191742
Delaware	20-0242069
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL	35242
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (205)
969-3755

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share, of Medical Properties Trust, Inc.	MPW	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Table of Contents
Item 1.01. Entry into a Material Definitive Agreement.
On January 2, 2024, in connection with the arrangements with Steward Health Care System LLC described under Item 7.01 below, certain subsidiaries of Medical Properties Trust, Inc. (the “Company”) entered into an amendment to the Amended and Restated Master Lease Agreement dated as of November 9, 2021 between such subsidiaries, as Lessor, and certain subsidiaries of Steward Health Care System LLC, as Lessee (as amended from time to time, the “Master Lease”). The amendment provides for limited rent deferral under the Master Lease, pursuant to which the Lessee will be permitted to defer monthly rent payable under the Master Lease for the fourth quarter of 2023 and for the month of January 2024, the Lessee will be required to pay 25% of total monthly rent due under the Master Lease for each of February and March 2024, and pay 75% of total monthly rent due under the Master Lease for each of April and May 2024. The Lessee is required to resume 100% monthly rent payments beginning June 2024, in addition to repayment of all deferred rent amounts plus accrued interest and penalties no later than June 30, 2024 (or earlier from the net proceeds of any asset sales by Lessee and its affiliates).
The terms and conditions of the Master Lease amendment summarized above are qualified in their entirety by the full text of the amendment, which the Company expects to file as an exhibit to its Quarterly Report on Form
10-Q
for the quarter ended March 31, 2024.
Item 7.01. Regulation FD Disclosure.
On January 4, 2024, the Company issued a press release announcing a series of actions relating to its relationship with Steward Health Care System LLC. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Item 7.01, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference in any filing of the Company with the Securities and Exchange Commission, except as expressly set forth by specific reference in any such filing.
Item 9.01. Financial Statements and Exhibits.
(d)
Exhibits

Exhibit Number	Description

99.1	Press release dated January 4, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Table of Contents
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer

MPT OPERATING PARTNERSHIP, L.P.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer of the sole member of the general partner of MPT Operating Partnership, L.P.
Date: January 4, 2024